UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21455
                                                     ---------

                         Claymore Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                             Claymore Advisors, LLC
                            2455 Corporate West Drive
                                 Lisle, IL 60532
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                    Date of reporting period: April 30, 2009
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



SEMIANNUAL
REPORT

April 30, 2009
(Unaudited)

                                           Claymore Dividend & Income Fund
                                                 (Formerly Dreman/Claymore
                                                   Dividend & Income Fund) | DCS

photo

logo: CLAYMORE(SM)
                                                            www.claymore.com/dcs
                                                    ... your path to the LATEST,
                                           most up-to-date INFORMATION about the
                                                 Claymore Dividend & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at
WWW.CLAYMORE.COM/DCS, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions and more

o  Monthly portfolio overviews and performance analyses

o  Announcements, press releases and special notices

o  Fund and advisor contact information

We are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.


2 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund

Dear SHAREHOLDER

This report covers the performance of the Claymore Dividend & Income Fund (the "Fund")(1) for the semiannual period ended April 30, 2009. Although we have seen some improvement in market conditions in recent months, the investment environment during most of the period covered by this report was very difficult, and the Fund underperformed its benchmark.

The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The basis for the Fund's security selection process during the period covered by this report came from Dreman Value Management's ("DVM") contrarian value philosophy of investing, which focused on what DVM believed to be quality companies trading at attractive valuations relative to the market.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. All NAVs, market prices and dividends have been adjusted to reflect the 1 for 5 reverse stock split that occurred on June 5, 2009. For the six-month period ending April 30, 2009, the Fund generated a total return based on market price of -34.68% and a return of -38.98% based on NAV. As of April 30, 2009, the Fund's market price of $9.15 represented a discount of 20.4% to NAV of $11.49. As of October 31, 2008, the Fund's market price of $14.90 represented a discount of 24.2% to NAV of $19.65.

During the six-month period ended April 30, 2009, the Fund paid quarterly dividends of $0.225 per share in November 2008 and February 2009. As the value of the Fund's total assets declined, the reduced asset base no longer provided income and dividends sufficient to sustain the quarterly dividend rate. In May 2009, the Fund declared a quarterly dividend of $0.100 per share.

The drop in the value of the Fund's assets made it necessary to reduce the Fund's leverage. On September 29, October 20, and November 26, 2008, the Fund announced the redemption of an aggregate $310 million of its Auction Market Preferred Shares ("AMPS"). Further redemptions totaling $50 million were announced on January 30 and February 26, 2009. As of April 30, 2009, $65 million of AMPS remain outstanding.

On November 26, 2008, Fitch Ratings, one of the two rating agencies that provide credit ratings to the Fund's AMPS, downgraded the rating assigned to the AMPS issued by the Fund to `AA' from `AAA'. The `AA' rating has also been placed on Rating Watch Negative.

We encourage common shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 23 of the Fund's semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.

We thank you for your continued investment in the Fund, and we sincerely hope to report improved performance in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/dcs.


(1) On June 17, 2009 the name of the Fund changed to Claymore Dividend & Income Fund from Dreman/Claymore Dividend & Income Fund.

                                          SemiAnnual Report | April 30, 2009 | 3

DCS | Claymore Dividend & Income Fund | DEAR SHAREHOLDER continued

AN UPDATE ON THE FUND

On June 17, 2009, the Fund's Board of Trustees approved the termination of Dreman Value Management's ("DVM") investment sub-advisory agreement with the Fund. The sub-advisory agreement shall no longer be in effect as of close of business on August 17, 2009 or upon such earlier date as DVM may waive the requirements of notice. On this same date, the Board of Trustees of the Fund approved the appointment of a new investment sub-adviser to the Fund, Manning & Napier Advisors, Inc. Pursuant to this change, Manning & Napier has entered into an interim investment sub-advisory agreement with Claymore Advisors, LLC, the Fund's investment adviser and the Fund. The sub-advisory agreement will be submitted to the Fund's shareholders for their approval within 150 days. The Fund will continue to seek its primary investment objective of providing a high level of current income, with a secondary objective of capital appreciation.

Manning & Napier Advisors, Inc., has been a registered investment adviser since 1970. The firm manages approximately $16 billion for individuals, corporations, pension plans, foundations and other entities. For more than 35 years, Manning & Napier has focused on managing clients' investments through a variety of market conditions, including five bear markets. A distinguishing feature of Manning & Napier's management style is a disciplined investment approach across a wide variety of investment strategies and market environments, with special attention to mitigating downside risk. Manning & Napier is an ideal fit with Claymore's philosophy of providing access to what we believe to be best-in-class asset managers.

In addition, Claymore announced that the Fund's name will change to Claymore Dividend & Income Fund. The Fund's NYSE ticker symbol will not change. The Fund's Board of Trustees also approved a change to a non-fundamental investment policy of the Fund to increase the percentage of the Fund's total assets that may be invested in U.S. dollar-denominated securities of foreign issuers from 20% to 40%. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." The prices of such U.S. dollar-denominated securities of foreign issuers may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, such securities may be less liquid and more volatile than U.S. securities. Pursuant to a 60-day notice provision in the Prospectus, this change will go into effect no earlier than August 17, 2009.

Sincerely,

Claymore Advisors, LLC
June 19, 2009

4 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund

MANAGEMENT REPORT ON FUND PERFORMANCE

E. Clifton Hoover assumed primary responsibility for the day-to-day management of the investment portfolio of the Claymore Dividend & Income Fund (the "Fund")(1) in February 2009. Mr. Hoover had worked in collaboration with David Dreman, Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC, as a member of the Fund's portfolio management team on management of the Fund since 2006.

The Fund's investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund's objectives were focused on securities that they believed were undervalued or inexpensive relative to other investments.

Currently, the Fund may invest up to 20% of its total assets, with the percentage measured at the time of the investment, in U.S. dollar-denominated securities of foreign issuers(2). There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment-grade quality. In addition, the Fund may purchase and sell certain derivative instruments, including, but not limited to, options, futures contracts and options on futures contracts, for various portfolio management purposes, including to seek income or capital appreciation, facilitate portfolio management and mitigate risks.

Equity securities were selected using a contrarian value philosophy of investing. DVM sought to take advantage of market inefficiencies and investor over-reaction to perceived negatives affecting solid companies that they believed to be financially sound. DVM looked for stocks that they believed were trading below their intrinsic values, with prices that were low relative to their earnings (P/E - the most common measure of how expensive a stock is), book value (P/B) and/or cash flow (P/CF). The stock selections were based on fundamental "bottom-up" analysis--a process of evaluation that accounts for the individual merits of each stock.

The last annual report for this Fund, published six months ago, described the preceding year as a time of economic uncertainty and turmoil in capital markets. In the ensuing months, there was pronounced deterioration in the economy and financial markets, not only in the U.S. but throughout the world. In December 2008, the National Bureau of Economic Research (NBER) officially declared that the U.S. economy had fallen into a recession that began in December 2007. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices, and the resulting loss of wealth contributed further to an economic slowdown. The U.S. economy continued to contract, with drops in real Gross Domestic Product, a broad measure of economic activity adjusted for price changes and inflation, at annual rates of more than 5% in the fourth quarter of 2008 and the first quarter of 2009.

There was a pronounced decline in the equity market and in essentially all asset classes that carry risk in the final months of 2008. In early 2009, there began to be signs of improvement in credit markets and in some aspects of the economy. Bonds began to recover in the first quarter of 2009, and the U.S. equity market rallied in March and April. Markets have remained quite volatile, and returns for many indices were negative for the six months ended April 2009. The Standard & Poor's 500 Index, generally regarded as a good indicator of the broad stock market, returned -8.53% for the six-month period from November 1, 2008, through April 30, 2009. For the same six-month period the return of the MSCI World Index, which measures performance of world equity markets, was -5.25%. Most European markets were down for the period, but equity markets in some developing countries were quite strong.

Convertible preferred securities, which in the past have been less volatile than straight equities, experienced extreme market dislocation in the autumn of 2008. Hedge funds, which had become major investors in convertible securities, were forced to sell convertibles into a market with little demand because they were unable to get the financing they had used in the past. The result was a dramatic drop in the prices of convertible preferreds. Eventually, extraordinarily low prices began to attract new investors, mainly equity and bond managers. From mid-November through the first few months of 2009, there was a significant rebound in convertibles, so that return of the Merrill Lynch All U.S. Convertibles Index for the six-month period from November 1, 2008, through April 30, 2009, was 11.50%.

---------------
(1) On June 17, 2009 the name of the Fund changed to Claymore Dividend & Income Fund from Dreman/Claymore Dividend & Income Fund. Additionally on this date, the Fund's Board of Trustees approved the appointment of a new investment sub-advisor to the Fund, Manning & Napier Advisors, Inc. and provided notice of termination to Dreman Value Management, LLC as an investment sub-advisor to the Fund.

(2) On June 17, 2009 the Board also approved a change to a non fundamental investment policy of the Fund to increase the percentage from 20% to 40% in U.S. dollar-denominated securities of foreign issuers. See previous page under "An Update on the Fund" for more information.

                                          SemiAnnual Report | April 30, 2009 | 5

DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued

In contrast to prior periods, bonds with more credit risk generally performed better than less risky bonds during the six-month period from November 1, 2008 through April 30, 2009. The Barclays Capital US Aggregate Bond Index, which measures return of the high-quality U.S. bond market as a whole, returned 7.74%, but the return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 15.20%. The Barclays Capital 10-20 Year U.S. Treasury Index was also quite strong, with a return of 11.40%.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. All NAVs and market prices have been adjusted to reflect the 1 for 5 reverse stock split that occurred on June 5, 2009. As of April 30, 2009, the Fund's market price of $9.15 represented a discount of 20.4% to NAV of $11.49. As of October 31, 2008, the Fund's market price of $14.90 represented a discount of 24.2% to NAV of $19.65.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

The Fund has traditionally had three major return engines - high-dividend paying equities owned mainly for their dividends, equities selected for overall return potential, and high-yield bonds. We have also included in the portfolio some convertible preferred stocks, which offer yields comparable to those of high-yield bonds, along with the potential for capital appreciation if the underlying common stock performs well.

Like many closed-end funds, the Fund utilizes leverage as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide income and potentially greater capital appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage tends to work well in flat and positive markets; it generally contributes to return whenever the total return of the portfolio's investments is less than the cost of leverage. However, when leveraged investments fall in price, leverage can magnify the negative return, which was the case during the last six months.

In the exceptionally difficult market conditions that prevailed during much of this reporting period, it became necessary to reduce leverage, as described below, because of a drop in the value of the Fund's assets. This reduction in leverage, of course, required the Fund to raise cash by selling securities. A major source of funds was the sale of energy trusts, which had originally been selected mainly for their high dividends, rather than for total return, into markets that were suffering from supply and demand imbalances. There was a substantial reduction in the Fund's holdings of high-yield bonds and preferred stocks, in many cases selling into markets with very poor liquidity. The combination of the considerable degree of leverage on the portfolio in a declining market and the process of reducing leverage by selling securities into very weak markets were significant causes of the Fund's poor performance over the last six months.

Several positions in the energy and financial sectors had a significant negative impact on the Fund's performance during the period ended April 30, 2009. Energy positions that detracted included Devon Energy Corporation (3.6% of long-term investments), an exploration and production company, and two Canadian energy trusts, Crescent Point Energy Trust (not held in portfolio at period end) and Bonavista Energy Trust (not held in portfolio at period end). In the financial sector, a put option written on the Financial Select Sector SPDR ETF by the Fund detracted from performance. While the position was gradually reduced during the period, the remaining position was exercised in January with the Fund purchasing shares in the underlying ETF. The Fund ultimately disposed of these shares in February. Also negative was a position in an 8.55% coupon bond issued by Barclays PLC, a global financial services provider.

A position in the energy sector that contributed to performance for the period ended April 30, 2009 was Anadarko Petroleum Corporation (3.6% of long-term investments), an exploration and production company. In the financial sector, several stocks purchased near the end of the period contributed to performance. These include JPMorgan Chase & Co. (2.2% of long-term investments), a financial holding company; Goldman Sachs Group, Inc., (2.4% of long-term investments) a bank holding and investment banking firm; and American Express Company (1.5% of long-term investments), a global payments and travel company.

The Fund's leverage has been achieved through the issuance of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset typically every seven or 28 days, depending on the series. The drop in value of the Fund's assets made it necessary to reduce leverage.

6 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued

On September 29, October 20, and November 26, 2008, the Fund announced the redemption of an aggregate $310 million of its AMPS. Further redemptions totaling $50 million were announced on January 30 and February 26, 2009. As of April 30, 2009, the Fund had $65 million of AMPSoutstanding.

On November 26, 2008, Fitch Ratings, one of the two rating agencies that provide credit ratings to the Fund's AMPS, downgraded the rating assigned to the AMPS issued by the Fund to `AA' from `AAA'. The `AA' rating has also been placed on Rating Watch Negative.

The Fund has five series of AMPS, three that auction each week and two that auction every 28 days. The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the six-month period ended April 30, 2009, established maximum rates were based on a spread of 150 basis points (125 basis points while the Fund was rated AAA by Fitch) over the applicable LIBOR rates, with the maximum rates ranging from 1.73% to 5.39%.

Given the very low interest rates that have been established for the Fund's AMPS over the last six months, the leverage has been helpful as the market has rebounded. During this period leverage has helped to create capital appreciation and has contributed to net investment income, since the portfolio is yielding more than the cost of leverage.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. During the recent market volatility, leverage has been a handicap. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

On May 11, 2009, the Fund announced that its Board of Trustees had approved a 1-for-5 reverse share split of the Fund's common shares which was completed on June 5, 2009. This reverse share split decreased the Fund's common shares outstanding, increased the net asset value per common share by a proportional amount and has the potential to increase the market price per common share by a proportional amount. The objective of the reverse share split was to increase the Fund's market price per common share, thereby reducing the per share transaction costs associated with buying or selling the Fund's common shares in the secondary market on the New York Stock Exchange.

--------------------------------------------------------------------------------
INDEX DEFINITIONS:

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada.

The Merrill Lynch All U.S. Convertibles Index (VXA0) is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007 but are not eligible for the Global Aggregate Index.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Barclays Capital 10-20 Year U.S. Treasury Index is comprised of securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from 10 up to (but not including) 20 years.

--------------------------------------------------------------------------------
DCS RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

NOT A COMPLETE INVESTMENT PROGRAM. The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.

                                          SemiAnnual Report | April 30, 2009 | 7

DCS | Claymore Dividend & Income Fund | QUESTIONS & ANSWERS continued

EQUITY RISK. Substantially all of the Fund's assets will be invested in common stocks and preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

PREFERRED SECURITIES RISK. There are special risks associated with investing in preferred securities, including: Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

INCOME RISK. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

"VALUE INVESTING" RISK. The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" securities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a `" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

INTEREST RATE RISK. Interest rate risk is the risk that fixed income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. In addition, the Fund is subject to call or prepayment risk and extension risk.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further returns to holders of Common Shares.

LOWER GRADE SECURITIES. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment grade quality, which are commonly referred to as "junk bonds." Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds".

FOREIGN SECURITIES RISK. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including, but not limited to American Depositary Receipts ("ADRs"). The prices of such U.S. dollar-denominated securities of foreign issuers may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, such securities may be less liquid and more volatile than U.S. securities.

DERIVATIVES RISK. The Fund may participate in certain derivative transactions, such as futures contracts, options or swap transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in these markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

ILLIQUID SECURITIES RISK. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

RISKS OF INVESTING IN AMPS. There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. Visit Preferred Share Daily Rates for more Fund information and additional risk on investing in AMPS.

FINANCIAL LEVERAGE. Although the use of Financial Leverage by the Fund may create an opportunity for increased net income and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There is no assurance that a leveraging strategy will be successful.

In addition to the risks described above, the Fund is also subject to: Market Discount Risk, Industry Concentration Risk, Other Investment Companies Risk, Non-Diversified Status Risk, Management Risk, Dependence on Key Personnel Risk, Current Developments Risk, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.claymore.com/dcs for a more detailed discussion about Fund risks and considerations.

8 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund

Fund SUMMARY | AS OF APRIL 30, 2009 (unaudited)

FUND STATISTICS
--------------------------------------------------------
Share Price*                                     $9.15
Common Share Net Asset Value*                   $11.49
Premium/Discount to NAV                         -20.4%
Net Assets Applicable to Common
  Shares ($000)                               $104,284
--------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------
(INCEPTION 1/27/04)                MARKET          NAV
--------------------------------------------------------
Six Months                        -34.68%       -38.98%
One Year                          -86.62%       -85.94%
Three Year - average annual       -50.29%       -50.01%
Five Year - average annual        -31.05%       -29.51%
Since Inception - average annual  -31.69%       -28.75%
--------------------------------------------------------

                                         % OF LONG-TERM
SECTOR BREAKDOWN**                          INVESTMENTS
--------------------------------------------------------
Financials                                        34.9%
Energy                                            21.7%
Health Care                                       10.7%
Consumer Staples                                  10.5%
Industrials                                        9.9%
Consumer Discretionary                             8.9%
Telecommunication Services                         1.4%
Information Technology                             1.1%
Materials                                          0.9%
--------------------------------------------------------

                                         % OF LONG-TERM
INDUSTRY BREAKDOWN                          INVESTMENTS
--------------------------------------------------------
Oil & Gas                                         21.7%
Insurance                                         11.6%
Diversified Financial Services                    10.9%
Specialty Retail                                   6.2%
Commercial Banks                                   6.1%
Health Care                                        5.8%
Tobacco                                            5.3%
Food                                               5.2%
Pharmaceuticals                                    4.9%
Thrifts & Mortgage Finance                         3.6%
Aerospace & Defense                                3.2%
Industrial Conglomerates                           2.5%
Capital Markets                                    2.4%
Machinery                                          2.2%
Air Freight & Logistics                            1.5%
Media                                              1.4%
Diversified Telecommunication                      1.4%
Software                                           1.1%
Hotels Restaurants & Leisure                       1.1%
Metals & Mining                                    0.9%
Road & Rail                                        0.5%
Lodging                                            0.2%
Other                                              0.3%
--------------------------------------------------------
Past performance does not guarantee future results.All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/dcs. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

* Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.

** Securities are classified by sectors that represent broad groupings of related industries line chart:

SHARE PRICE & NAV PERFORMANCE*

        Share
        Price      NAV
          ($)      ($)
        ------    -----
4/30/08  89.25    76.75
         90.2     77.85
         90.95    78.25
         90.95    78.25
         90.95    78.25
         90.9     77.95
         93.2     78.85
         91.45    78.6
         90.95    79.4
         90.45    77.9
         90.45    77.9
         90.45    77.9
         90.65    78.85
         89.75    77.15
         90.25    77.8
         91.7     78.45
         92.3     78.85
         92.3     78.85
         92.3     78.85
         91.5     79.35
         91.55    78.7
         90.25    77.65
         90.8     77.85
         89.2     76.75
         89.2     76.75
         89.2     76.75
         89.2     76.75
         88.1     77.9
         88.55    76.7
         88.3     77.85
         87.85    78.1
         87.85    78.1
         87.85    78.1
         87.75    77.05
         86.2     76.45
         85.25    75.2
         87.9     75.45
         85.35    74.45
         85.35    74.45
         85.35    74.45
         83.55    73.7
         82.95    72.65
         82.35    71.45
         83.15    71.65
         83.5     73.45
         83.5     73.45
         83.5     73.45
         84.25    72.5
         83.8     71.4
         83.15    70.55
         82.4     70.85
         80.4     70.25
         80.4     70.25
         80.4     70.25
         79.75    68.85
         79       68.45
         79.25    67.95
         76.15    65.9
         75.6     64.5
         75.6     64.5
         75.6     64.5
         75       63.5
         75.45    63.4
         73.65    62.5
         72.7     62.3
         72.7     62.3
         72.7     62.3
         72.7     62.3
         68.7     59.25
         70.6     60.85
         68.2     59.2
         66.25    57.4
         62.65    54.15
         62.65    54.15
         62.65    54.15
         60.05    51.35
         55.1     47.95
         57.9     49.5
         60.35    51.85
         63.9     51.85
         63.9     51.85
         63.9     51.85
         65.5     54.1
         66.2     56.05
         66.95    57.1
         62.85    55.2
         62.5     54.3
         62.5     54.3
         62.5     54.3
         60.4     52.45
         62.7     54.7
         65.4     55.4
         63.5     55.45
         63.7     55.2
         63.7     55.2
         63.7     55.2
         62.75    54.9
         64.65    55.45
         64.45    55.5
         61.6     54.35
         61.55    53.95
         61.55    53.95
         61.55    53.95
         61.85    52.95
         60.45    53
         58.5     50.45
         58.95    50.65
         58.75    50.7
         58.75    50.7
         58.75    50.7
         55.4     49.15
         54.4     47.45
         53.65    45.75
         54.3     46.15
         54.45    46.65
         54.45    46.65
         54.45    46.65
         53.75    45.25
         54.8     46.75
         56.45    48.1
         58.8     50.45
         58.5     50.4
         58.5     50.4
         58.5     50.4
         58.5     50.4
         57.65    51.4
         57.65    50.65
         54.55    49.7
         55.7     49.2
         55.7     49.2
         55.7     49.2
         46.85    45.3
         42.3     38.6
         42.35    34.7
         43.05    34.45
         43.85    34.7
         43.85    34.7
         43.85    34.7
         38.35    31.8
         38.25    30.25
         34.95    25.1
         38.8     26.85
         44.35    32.75
         44.35    32.75
         44.35    32.75
         42.8     32.5
         41.05    31.6
         40.1     32
         40.95    32.85
         39.4     31.35
         39.4     31.35
         39.4     31.35
         31.7     26.45
         33.3     26.05
         34       25.75
         30.95    24.6
         29.9     24.05
         29.9     24.05
         29.9     24.05
         25.8     21.65
         21.9     18.8
         19.5     16.15
         15.65    12.75
         13.85    10.5
         13.85    10.5
         13.85    10.5
         17.5     13
         20.05    13.85
         16.65    11.85
         17.6     12.7
         18       13.25
         18       13.25
         18       13.25
         20.4     14.45
         19.45    15.15
         16.6     13.75
         16.8     13.1
         15.6     12.6
         15.6     12.6
         15.6     12.6
         13.9     12
         16.15    12.4
         17.35    13.15
10/30/08 18.3     13.9
         19.65    14.9
         19.65    14.9
         19.65    14.9
         19.75    15.4
         21.9     16
         20.35    15.55
         17.95    14.65
         18.55    14.75
         18.55    14.75
         18.55    14.75
         18.15    13.85
         17.05    13.1
         14.8     11.8
         16.8     12.4
         15.75    12.05
         15.75    12.05
         15.75    12.05
         14.85    11
         14.55    11.15
         12.85    10.05
         9.2      8.6
         10.35    7.5
         10.35    7.5
         10.35    7.5
         12.75    8.45
         13.1     8.65
         13.95    9.3
         13.95    9.3
         14.05    9.25
         14.05    9.25
         14.05    9.25
         11.45    8.4
         11.85    8.8
         12.1     8.5
         10.9     8.05
         10.9     8.35
         10.9     8.35
         10.9     8.35
         11.95    8.6
         11.9     8.55
         12.6     8.65
         12.4     8.85
         11.95    8.8
         11.95    8.8
         11.95    8.8
         11.95    8
         12.75    8.25
         12.7     8.35
         12       8.05
         12.35    8.15
         12.35    8.15
         12.35    8.15
         11.7     8.15
         11.5     8.05
         11.55    8.05
         11.55    8.05
         11.8     8.4
         11.8     8.4
         11.8     8.4
         12.25    8.35
         12.55    8.9
         12.8     9.45
         12.8     9.45
         13.7     10.1
         13.7     10.1
         13.7     10.1
         14.25    10.5
         15.1     11.4
         14.65    11.05
         14.85    11.1
         14.3     10.8
         14.3     10.8
         14.3     10.8
         13.55    10.35
         13.8     10.3
         13       9.7
         12.7     9.5
         12.65    9.6
         12.65    9.6
         12.65    9.6
         12.65    9.6
         11.3     9
         12.05    9.45
         11.5     9.15
         11.8     9.35
         11.8     9.35
         11.8     9.35
         12       9.4
         12.05    9.5
         12.6     10
         12.15    9.6
         11.85    9.4
         11.85    9.4
         11.85    9.4
         11.45    9.5
         11.6     9.45
         11.5     9.25
         11.6     9.5
         11.9     9.55
         11.9     9.55
         11.9     9.55
         12.1     9.55
         11.3     9.35
         11.05    9.35
         10.9     9.15
         10.9     8.65
         10.9     8.65
         10.9     8.65
         10.9     8.65
         9.8      8.1
         9.6      7.8
         9.5      7.1
         9.15     6.7
         9.15     6.7
         9.15     6.7
         8.55     6.25
         8.85     6.75
         8.7      6.5
         8.85     6.9
         8.6      6.45
         8.6      6.45
         8.6      6.45
         7.65     6.1
         7.6      5.7
         7.65     5.8
         7.15     5.45
         7.05     5.05
         7.05     5.05
         7.05     5.05
         7.1      4.95
         7.7      5.3
         7.7      5.5
         8.1      5.95
         8.3      6
         8.3      6
         8.3      6
         8.55     6.05
         8.75     6.55
         9.25     6.55
         9.35     6.7
         9.2      6.55
         9.2      6.55
         9.2      6.55
         10.25    7.3
         10.05    7.4
         10.25    7.7
         10.45    7.9
         10.1     7.65
         10.1     7.65
         10.1     7.65
         9.55     7.1
         9.75     7.25
         10.05    7.4
         10.55    7.85
         10.7     8.15
         10.7     8.15
         10.7     8.15
         10.6     8.05
         10.3     7.7
         10.45    7.85
         11.35    8.5
         11.35    8.5
         11.35    8.5
         11.35    8.5
         11.65    8.65
         11.3     8.65
         11.6     8.85
         11.75    9.15
         11.9     9.4
         11.9     9.4
         11.9     9.4
         11.05    8.95
         11.45    9.1
         11.2     9.1
         11.35    9.1
         11.75    9.15
         11.75    9.15
         11.75    9.15
         11.45    9.1
         11.35    9.1
         11.55    9.25
4/30/09  11.49    9.15

pie chart:

PORTFOLIO COMPOSITION (% of Total Investments)

Asset Class

Common Stocks                   68.4%
Short-Term Investments          11.4%
Corporate Bonds                  9.4%
Preferred Stocks                 8.9%
Convertible Preferred Stocks     1.6%
Limited Partnership              0.3%


                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
--------------------------------------------------------
Prudential PLC                                     6.7%
Dairy Farmers of America                           5.2%
ConocoPhillips                                     4.2%
Old Mutual Capital Funding LP                      3.9%
Staples, Inc.                                      3.8%
Altria Group, Inc.                                 3.7%
Anadarko Petroleum Corp.                           3.6%
Devon Energy Corp.                                 3.6%
UnitedHealth Group, Inc.                           3.3%
Apache Corp.                                       3.3%
--------------------------------------------------------

                                          SemiAnnual Report | April 30, 2009 | 9

DCS | Claymore Dividend & Income Fund


Portfolio of INVESTMENTS | April 30, 2009 (unaudited)

NUMBER
OF SHARES                                                    VALUE
------------------------------------------------------------------

            TOTAL LONG-TERM INVESTMENTS - 140.8%
            COMMON STOCKS - 108.7%
            CONSUMER DISCRETIONARY - 12.2%

   59,900   Carnival Corp. (Panama) (a)                $ 1,610,112
  160,500   Lowe's Cos., Inc.                            3,450,750
  270,800   Staples, Inc.                                5,583,896
   96,500   Walt Disney Co. (The)                        2,113,350
------------------------------------------------------------------
                                                        12,758,108
------------------------------------------------------------------
            CONSUMER STAPLES - 7.4%

  334,800   Altria Group, Inc.                           5,467,284
   62,000   Philip Morris International, Inc.            2,244,400
------------------------------------------------------------------
                                                         7,711,684
------------------------------------------------------------------
            ENERGY - 30.5%

  123,600   Anadarko Petroleum Corp.                     5,322,216
   66,100   Apache Corp.                                 4,816,046
  153,300   Chesapeake Energy Corp.                      3,021,543
   54,300   Chevron Corp.                                3,589,230
  151,600   ConocoPhillips                               6,215,600
  102,400   Devon Energy Corp.                           5,309,440
   38,600   Occidental Petroleum Corp.                   2,172,794
   71,300   Valero Energy Corp.                          1,414,592
------------------------------------------------------------------
                                                        31,861,461
------------------------------------------------------------------
            FINANCIALS - 24.7%

   83,500   Allstate Corp. (The)                         1,948,055
   87,700   American Express Co.                         2,211,794
  408,800   Bank of America Corp.                        3,650,584
  250,400   Citigroup, Inc. (a)                            763,720
   26,900   Goldman Sachs Group, Inc. (The)              3,456,650
   99,800   JPMorgan Chase & Co.                         3,293,400
   62,500   PNC Financial Services Group, Inc.           2,481,250
   59,200   SunTrust Banks, Inc.                           854,848
   29,000   Travelers Cos., Inc. (The)                   1,193,060
  121,200   US Bancorp                                   2,208,264
2,090,015   Washington Mutual, Inc. (a)                    229,902
  172,300   Wells Fargo & Co.                            3,447,723
------------------------------------------------------------------
                                                        25,739,250
------------------------------------------------------------------
            HEALTH CARE - 15.1%

   82,100   Aetna, Inc.                                  1,807,021
  227,600   Pfizer, Inc.                                 3,040,736
  206,700   UnitedHealth Group, Inc.                     4,861,584
   99,700   Wyeth                                        4,227,280
   40,900   Zimmer Holdings, Inc. (a)                    1,799,191
------------------------------------------------------------------
                                                        15,735,812
------------------------------------------------------------------

NUMBER
OF SHARES                                                    VALUE
------------------------------------------------------------------
            INDUSTRIALS - 14.0%

   46,700   Caterpillar, Inc.                          $ 1,661,586
  250,325   Contrans Income Fund (Canada) (a)              800,635
   37,100   Eaton Corp.                                  1,624,980
   38,300   FedEx Corp.                                  2,143,268
  286,100   General Electric Co.                         3,619,165
   50,300   Northrop Grumman Corp.                       2,432,005
   47,800   United Technologies Corp.                    2,334,552
------------------------------------------------------------------
                                                        14,616,191
------------------------------------------------------------------
            INFORMATION TECHNOLOGY - 1.6%

   82,500   Microsoft Corp.                              1,671,450
------------------------------------------------------------------
            MATERIALS - 1.3%

   32,700   Newmont Mining Corp.                         1,315,848
------------------------------------------------------------------
            TELECOMMUNICATION SERVICES - 1.9%

   66,600   Verizon Communications, Inc.                 2,020,644
------------------------------------------------------------------
            TOTAL COMMON STOCKS - 108.7%
            (Cost $122,329,831)                        113,430,448
------------------------------------------------------------------

            PREFERRED STOCKS - 14.2%
            CONSUMER DISCRETIONARY - 0.3%

   20,850   Red Lion Hotels Capital Trust, 9.500%          271,050
------------------------------------------------------------------
            CONSUMER STAPLES - 7.4%

  140,000   Dairy Farmers of America, 7.875% (b)         7,678,132
------------------------------------------------------------------
            FINANCIALS - 6.5%

   50,000   Axis Capital Holdings Ltd., Series B,
            7.500% (Bermuda) (c)                         3,009,375
   60,000   CIT Group, Inc., Series A, 6.350%              345,000
1,060,000   Fannie Mae, 6.750% (a)                         641,300
  200,000   Fannie Mae, Series E, 5.100% (a)               202,500
   80,000   Fannie Mae, Series O, 7.000% (a)                88,000
  280,000   Fannie Mae, Series P, 4.500% (a)               142,800
1,500,000   Fannie Mae, Series S, 8.250% (a)             1,245,000
  100,000   Freddie Mac, Series O, 5.810% (a)               92,500
   25,000   Freddie Mac, Series T, 6.420% (a)               18,750
  577,400   Scottish Re Group Ltd., 7.250%
            (Cayman Islands) (a)                         1,046,537
------------------------------------------------------------------
                                                         6,831,762
------------------------------------------------------------------
            TOTAL PREFERRED STOCKS - 14.2%
            (Cost $125,827,550)                         14,780,944
------------------------------------------------------------------

See notes to financial statements.

10 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------

            CONVERTIBLE PREFERRED STOCKS - 2.6%
            FINANCIALS - 2.6%

      505   Fannie Mae, 5.375% (a)                                   $  926,612
1,500,000   Fannie Mae, Series 08-1, 8.750% (a)                       1,740,000
--------------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost $124,831,000)                                       2,666,612

--------------------------------------------------------------------------------

                                                         OPTIONAL
PRINCIPAL AMOUNT                                  CALL PROVISIONS
--------------------------------------------------------------------------------

             CORPORATE BONDS - 14.9%
             FINANCIALS - 14.9%

$13,354,000  Old Mutual Capital Funding LP,NR,
             8.000%, 5/29/49 (Channel Islands)      6/22/09 @ 100      5,708,835
  2,000,000  Preferred Term Securities XI Ltd., NR
             Subordinate Income Notes 0.000%,
             9/24/33 (a) (b)                                  N/A         11,000
  3,000,000  Preferred Term Securities XIX Ltd., NR
             Subordinate Income Notes 0.000%,
             12/22/35 (a) (b)                                 N/A          2,400
  2,000,000  Preferred Term Securities XX Ltd., NR
             Subordinate Income Notes 0.000%, 3/22/38(a)(b)   N/A              -
  2,000,000  Preferred Term Securities XXI Ltd., NR
             Subordinate Income Notes 0.000%, 3/22/38(a)      N/A              -
 19,000,000  Prudential PLC, A-, 6.500%, 6/29/49
             (United Kingdom) (c)                   6/23/09 @ 100      9,880,000
--------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS
            (Cost $40,654,589)                                        15,602,235
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                                    VALUE
------------------------------------------------------------------

            LIMITED PARTNERSHIP -  0.4%
            REAL ESTATE - 0.4%

  400,000   Kodiak Funding, LP (d)
            (Cost $3,562,000)                         $    400,000
------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS - 140.8%
            (Cost $417,204,970)                        146,880,239
------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 18.2%

18,956,949  Dreyfus Money Market Bond Fund
            (Cost $18,956,949)                          18,956,949
------------------------------------------------------------------
            TOTAL INVESTMENTS - 159.0%
            (Cost $436,161,919)                        165,837,188

            Other Assets in excess of
            Liabilities - 3.3%                           3,446,484

            Preferred Shares, at Liquidation
            Value - (-62.3% of Net Assets Applicable to
            Common Shares or -39.2% of
            Total Investments)                         (65,000,000)
------------------------------------------------------------------
            NET ASSETS APPLICABLE TO
            COMMON SHARES - 100.0%                    $104,283,672
==================================================================

LP - Limited Partnership
N/A - Not Applicable
PLC - Public Limited Company

(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities amounted to 7.4% of net assets applicable to common shares.

(c)  Floating or variable rate security.

(d) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $400,000 which represents 0.4% of Net Assets Applicable to Common Shares.

Ratings shown are per Standard & Poor's; securities classified NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

                                         SemiAnnual Report | April 30, 2009 | 11

DCS | Claymore Dividend & Income Fund

Statement of ASSETS AND LIABILITIES | APRIL 30, 2009 (unaudited)

ASSETS
   Investments in securities, at value (cost $436,161,919)                                       $ 165,837,188
   Receivable for securities sold                                                                    8,211,031
   Dividends and interest receivable                                                                   400,201
   Other assets                                                                                         52,045
----------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 174,500,465
----------------------------------------------------------------------------------------------------------------
LIABILITIES

   Payable for securities purchased                                                                  4,947,010
   Advisory fee payable                                                                                104,679
   Dividends payable - preferred shares                                                                 24,283
   Administrative fee payable                                                                            3,240
   Due to custodian                                                                                        885
   Accrued expenses and other liabilities                                                              136,696
----------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              5,216,793
----------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE

   Auction Market Preferred Shares $.01 par value per share; 2,600 authorized,
      issued and outstanding at $25,000 per share liquidation preference                            65,000,000
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     $ 104,283,672
----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

   Common stock, $.01 par value per share; unlimited number of shares authorized,
     9,079,885* shares issued and outstanding                                                    $     453,994

   Additional paid-in capital                                                                      843,184,328
   Accumulated net unrealized depreciation on investments                                         (270,324,731)
   Accumulated net realized loss on investments, futures, options and currency transactions       (469,377,971)
   Accumulated undistributed net investment income                                                     348,052
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     $ 104,283,672
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS

   (based on 9,079,885* common shares outstanding)                                               $       11.49
----------------------------------------------------------------------------------------------------------------

* Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.

See notes to financial statements.

12 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited)

INVESTMENT INCOME

   Dividends (net of foreign withholding taxes of $276,524)                     $  4,918,448
   Interest (net of foreign withholding taxes of $37,785)                          2,617,893
----------------------------------------------------------------------------------------------------------------
      Total income                                                                               $    7,536,341
----------------------------------------------------------------------------------------------------------------
EXPENSES

   Advisory fee                                                                      862,621
   Auction agent fee-preferred shares                                                140,763
   Professional fees                                                                 137,472
   Trustees' fees and expenses                                                       126,979
   Printing expenses                                                                  64,823
   Fund accounting                                                                    43,317
   Administrative fee                                                                 27,111
   Custodian fee                                                                      27,013
   Insurance expense                                                                  20,094
   NYSE listing                                                                       17,500
   Transfer agent fee                                                                  9,141
   Rating agency fee                                                                   7,345
   Miscellaneous                                                                      26,819
----------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 1,510,998
----------------------------------------------------------------------------------------------------------------
        Advisory fees waived                                                                           (34,902)
----------------------------------------------------------------------------------------------------------------
      Net Expenses                                                                                   1,476,096
----------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                                                             6,060,245
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                                                 (195,394,670)
      Options                                                                                      (48,177,765)
      Foreign currency transactions                                                                      5,344
      Futures                                                                                        4,559,567
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  109,515,494
      Options                                                                                       57,714,499
      Foreign currency translations                                                                       (229)
      Futures                                                                                       (2,705,311)
----------------------------------------------------------------------------------------------------------------
   NET LOSS ON INVESTMENTS, FUTURES, AND OPTIONS TRANSACTIONS                                      (74,483,071)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHARES FROM
   Net investment income                                                                            (1,430,829)
----------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS           $ (69,853,655)
================================================================================================================

See notes to financial statements.

                                         SemiAnnual Report | April 30, 2009 | 13

DCS | Claymore Dividend & Income Fund

Statements of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS |

                                                                                      FOR THE
                                                                             SIX MONTHS ENDED            FOR THE
                                                                               APRIL 30, 2009         YEAR ENDED
                                                                                  (UNAUDITED)   OCTOBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS
   Net investment income                                                       $   6,060,245     $   61,443,761
   Net realized loss on investments, futures, options and
      currency transactions                                                     (239,007,524)      (234,296,949)
   Net change in unrealized appreciation (depreciation) on investments,
      futures, currency and options transactions                                 164,524,453       (605,798,588)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income                                                          (1,430,829)       (18,702,569)
------------------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common shareholders
      resulting from operations                                                  (69,853,655)      (797,354,345)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                    (4,085,948)       (42,775,963)
   Return of capital                                                                       -        (16,243,288)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to common shareholders                                     (4,085,948)       (59,019,251)
------------------------------------------------------------------------------------------------------------------------------------
      Total decrease in net assets applicable to common shareholders             (73,939,603)      (856,373,596)

NET ASSETS
   Beginning of period                                                           178,223,275      1,034,596,871
------------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
      income of $348,052 and ($195,416), respectively.)                        $ 104,283,672     $  178,223,275
====================================================================================================================================

See notes to financial statements.

14 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund

Financial HIGHLIGHTS

                                                                                                                      FOR THE PERIOD
                                                                                                                         JANUARY 27,
                                                          FOR THE       FOR THE      FOR THE      FOR THE      FOR THE         2004*
PER SHARE OPERATING PERFORMANCE                  SIX MONTHS ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED      THROUGH
FOR A COMMON SHARE OUTSTANDING                     APRIL 30, 2009   OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
THROUGHOUT THE PERIOD**                               (UNAUDITED)         2008         2007        2006           2005         2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    19.65   $   113.95   $   119.55   $   103.10   $     94.45  $   95.50(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                 0.65         6.75         7.70         7.09          6.00         4.30
   Net realized and unrealized gain (loss) on
     investments, futures and swap transactions             (8.21)      (92.50)       (4.30)       18.08         10.55        (0.90)
   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
     From net investment income and return of
       capital (common share equivalent basis)              (0.15)       (2.05)       (2.50)       (2.22)        (1.40)(g)    (0.45)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                      (7.71)      (87.80)        0.90        22.95         15.15         2.95
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income              (0.45)       (4.70)       (6.50)       (6.50)        (6.50)       (3.25)
   Return of capital                                         -           (1.80)        -            -             0.00(f)      -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders            (0.45)       (6.50)       (6.50)       (6.50)        (6.50)       (3.25)
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES
   CHARGED TO PAID-IN-CAPITAL                                -            -            -            -             -           (0.75)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $    11.49   $    19.65   $   113.95   $   119.55   $    103.10  $     94.45
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                            $     9.15   $    14.90   $    98.10   $   108.05   $     91.00  $     89.40
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (c)
   Net asset value                                         (38.98)%     (81.30)%       0.67%       23.05%        16.24%        2.47%
   Market value                                            (34.68)%     (83.31)%      (3.53)%      26.97%         8.97%      (7.33)%
RATIOS AND SUPPLEMENTAL DATA

Net assets, applicable to common shareholders,
  end of period (thousands)                            $  104,284   $    178,223 $ 1,034,697  $1,085,306   $   936,010  $   857,388
Preferred Shares, at liquidation value ($25,000
   per share liquidation preference) (thousands)       $   65,000   $    125,000 $   425,000  $  425,000   $   425,000  $   425,000
Preferred Shares asset coverage per share              $   65,109   $     60,645 $    85,859  $   88,842   $    80,059  $    75,435
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, including interest expense and
     net of fee waiver.                                     2.75%(d)(h)    1.76%(h)    1.42%(h)    1.47%          1.50%     1.53%(d)
   Total expenses, including interest expense
     and excluding fee waiver.                              2.82%(d)           -          -           -             -            -
   Interest expense                                          -                 -          -           -             -       0.07%(d)
   Net investment income, after fee waiver, prior
      to effect of dividends  to preferred shares          11.30%(d)       9.15%       6.47%       6.41%          5.82%     6.20%(d)
   Net investment income, before fee waiver, prior
      to effect of dividends to preferred shares            11.23%(d)          -          -           -             -            -
   Net investment income, after fee waiver, after
      effect of dividends to preferred shares                8.63%(d)      6.36%       4.36%       4.40%         4.45%      5.57%(d)
   Net investment income, before fee waiver, after
      effect of dividends to  preferred shares               8.56%(d)          -          -           -             -            -
Ratios to Average Managed Assets: (e)
   Total expenses including interest expense and
      net of fee waiver.                                    1.46%(d)(h)    1.08%(h)    1.02%(h)    1.03%         1.03%      1.05%(d)
   Total expenses, including interest expense and
      excluding fee waiver.                                 1.49%(d)           -          -           -             -            -
   Interest expense                                          -                 -          -           -             -       0.05%(d)
   Net investment income, after fee waiver, prior
      to effect of dividends to preferred shares            5.97%(d)       5.62%       4.64%       4.50%         4.00%      4.28%(d)
   Net investment income, before fee waiver, prior
      to effect of dividends to preferred shares            5.94%(d)           -          -           -             -            -
Portfolio turnover                                            65%            68%         57%         25%           17%         6%

*     Commencement of operations.

**    Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.

(a)   Based on average shares outstanding during the period.

(b)   Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(f)   Amount is less than $.01.

(g)   Distributions partially from return of capital

(h) Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.01% for the six months ended April, 30,2009, and 0.02% for the years ended October 31, 2008 and October 31, 2007. The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for the years prior to 2007.

See notes to financial statements.

                                         SemiAnnual Report | April 30, 2009 | 15

DCS | Claymore Dividend & Income Fund

Notes to FINANCIAL STATEMENTS | APRIL 30, 2009 (unaudited)

Note 1 - ORGANIZATION:

Claymore Dividend & Income Fund (formerly Dreman/Claymore Dividend & Income
Fund) (the "Fund") was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which it is traded. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of April 30, 2009 were as follows:

VALUATIONS AT APRIL 30, 2009
(VALUE IN $000S)                     Securities     Derivatives            Total
--------------------------------------------------------------------------------
Assets:
Level 1                              $ 149,835          $     -       $ 149,835
Level 2                                 15,602                -          15,602
Level 3                                    400                -             400
--------------------------------------------------------------------------------
Total                                $ 165,837          $     -       $ 165,837
================================================================================

Liabilities:

Level 1                              $       -          $     -       $       -
Level 2                                      -                -               -
Level 3                                      -                -               -
--------------------------------------------------------------------------------
Total                                $       -          $     -       $       -
================================================================================


LEVEL 3 HOLDINGS                     Securities     Derivatives            Total
--------------------------------------------------------------------------------
Beginning Balance at 10/31/08        $   2,900          $     -       $   2,900
Total Realized Gain/Loss                (5,633)               -          (5,633)
Change in Unrealized Gain/Loss           5,000                -           5,000
Net Purchases and Sales                 (1,867)               -          (1,867)
Net Transfers In/Out                         -                -                -
--------------------------------------------------------------------------------
Ending Balance at 4/30/09            $     400          $     -       $     400
================================================================================

See notes to financial statements.

16 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund | NOTES TO FINANCIAL STATEMENTS
      (unaudited) continued

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of April 30, 2009 there were no swap agreements outstanding.

(d) FUTURES

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments. As of April 30, 2009 there were no future contracts outstanding.

(e) OPTIONS

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter ("OTC") market as a means of achieving additional return or of hedging the value of the Fund's portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As of April 30, 2009 there were no option contracts outstanding.

(f) DISTRIBUTIONS

The Fund intends to declare quarterly dividends to common shareholders at a fixed rate per common share based on its projected performance, which rate may be adjusted from time to time. Accordingly, for U.S. generally accepted accounting principles, the Fund may declare and pay dividends in excess of its net investment income on the Statement of Operations. However, the ultimate amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Permanent differences relating to the difference between book and tax characterization of distributions have been reclassed on the Statements of Assets and Liabilities.

(g) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency transactions.

                                         SemiAnnual Report | April 30, 2009 | 17

DCS | Claymore Dividend & Income Fund | Notes to Financial Statements
      (unaudited) continued

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
         AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC ("the Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Dreman Value Management, LLC (the "Investment Manager"), provide personnel including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund's average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser has entered into a Sub-Advisory Agreement with the Investment Manager. Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Adviser, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering. The Adviser voluntarily agreed to waive a portion of its fee at the annual rate of 0.08% of the Fund's average daily Managed Assets beginning January 27, 2009, all of which is assumed by the Investment Manager. This waiver is voluntary in nature and can be discontinued or increased at the Adviser's discretion.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund.

The Advisor receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

MANAGED ASSETS                             RATE
------------------------------------------------
First $200,000,000                      0.0275%
Next $300,000,000                       0.0200%
Next $500,000,000                       0.0150%
Over $1,000,000,000                     0.0100%
------------------------------------------------
For the six months ended April 30, 2009 the Fund recognized expenses of approximately $27,111 for these services.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments as of April 30, 2009 is as follows:

                                                                                                       NET TAX
               COST OF                                                           NET TAX            UNREALIZED
           INVESTMENTS             GROSS TAX             GROSS TAX            UNREALIZED          DEPRECIATION
               FOR TAX            UNREALIZED            UNREALIZED       DEPRECIATION ON    ON DERIVATIVES AND
              PURPOSES          APPRECIATION          DEPRECIATION           INVESTMENTS      FOREIGN CURRENCY
---------------------------------------------------------------------------------------------------------------
          $435,289,632           $18,700,845         $(288,153,289)        $(269,452,444)            $       -
---------------------------------------------------------------------------------------------------------------

As of October 31, 2008, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

                 UNDISTRIBUTED    UNDISTRIBUTED
                     ORDINARY         LONG-TERM
                       INCOME/           GAINS/
                  (ACCUMULATED     (ACCUMULATED
                ORDINARY LOSS)    CAPITAL LOSS)
------------------------------------------------
                    $(417,293)    $(228,315,546)
------------------------------------------------
The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, income reclassifications from real estate investment trusts, royalty trusts, partnerships and investments in preferred securities.

At October 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $228,315,546 available to offset future capital gains. The capital loss carryforward is set to expire on October 31, 2016.

18 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund | Notes to Financial Statements
      (unaudited) continued

The current balance of the capital loss carryover exceeds the total net assets of the fund at April 30, 2009. As a result, it is unlikely that the Fund will be able to fully utilize the benefits of the capital loss carryover prior the expiration date. Any unused capital loss carryover balances will be reclassified against paid in capital after expiration. This reclassification will have no impact on the total net assets of the Fund.

For the year ended October 31, 2008, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS PAID FROM:                               2008
--------------------------------------------------------------
Capital gain - common shares                   $      377,304*
Capital gain - preferred shares                       164,966*
Ordinary income - common shares                    42,398,659
Ordinary income - preferred shares                 18,537,603
Return of capital- common shares                   16,243,288
--------------------------------------------------------------
                                               $   77,721,820
==============================================================
*The Fund hereby designates these distributions as long term capital gains according to IRC Section 852(b)(3)(C).

During the period ended April 30, 2009, distributions of $5,516,777 were paid to common and preferred shareholders. The classification of these distributions for federal income tax purposes will be determined at October 31, 2009.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No.48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of April 30, 2009. Tax years 2005, 2006, 2007 and 2008 are still subject to examination by major jurisdictions.

Note 5 - INVESTMENTS IN SECURITIES:

For the six months ended April 30, 2009, the cost of purchases and proceeds from sales of investments, excluding options and short-term securities, were $129,072,183 and $233,626,510, respectively.

Transactions in option contracts during the six months ended April 30, 2009 were as follows:

                                                  Number of
                                                  Contracts    Premiums Received
--------------------------------------------------------------------------------
Options outstanding, beginning of year              40,208          $15,628,765
Options written during the period                      -                 -
Options expired during the period                      -                 -
Options closed during the period                   (23,200)          (8,497,251)
Options assigned during the period                 (17,008)          (7,131,514)
--------------------------------------------------------------------------------
Options outstanding, end of period                      -   $            -
================================================================================

Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,079,885 (Reflects 1 for 5 reverse split that occurred on June 5, 2009) issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the six months ended April 30, 2009, or the year ended October 31, 2008.

PREFERRED SHARES

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. On September 29, 2008 and October 20, 2008, the Fund announced redemptions of 1,200 shares of each series of AMPS, respectively. On November 26, 2008, January 30, 2009 and February 26, 2009, the Fund announced redemptions of 80 shares, 120 shares and 280 shares of each series, respectively. Bank of New York Mellon is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares. Dividends are accumulated daily at an annual rate set through auction procedures.

The broad auction-rate preferred securities market, including the Fund's Auction Market Preferred Shares ("AMPS"), has continued to experience considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS.A failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction. This maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater. On November 26, 2008, Fitch Ratings, one of the

                                         SemiAnnual Report | April 30, 2009 | 19

DCS | Claymore Dividend & Income Fund | NOTES TO FINANCIAL STATEMENTS
      (unaudited) continued

two rating agencies that provide credit ratings to the Fund's AMPS, downgraded the rating assigned to the AMPS issued by the Fund to `AA' from `AAA'. Due to the downgrade, the maximum rates were based on a spread of 150 basis points over the applicable LIBOR rates.

Dividends are accumulated daily at an annual rate set through auction procedures.

For the six months ended April 30, 2009, the annualized dividend rates ranged from:

                          HIGH                    LOW      AT APRIL 30, 2009
--------------------------------------------------------------------------------
Series M7                3.39%                   1.74%                 1.82%
Series T28               5.39%                   1.91%                 1.94%
Series W7                3.27%                   1.73%                 1.83%
Series TH28              4.51%                   1.83%                 1.95%
Series F7                2.57%                   1.74%                 1.82%

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value.

AMPS, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect Class I Trustees and on any matters affecting the rights of the AMPS

Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued SFAS No.161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. In September 2008, the FASB issued a Staff Position amending SFAs No. 133, "Accounting for Derivative Instruments and Hedging Activities." The amendment would require disclosures by seller of credit derivatives, including credit derivatives embedded in hybrid instrument. The amendment is effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No.161 nor amendment SFAS No. 133 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. In addition, FSP 157-4 requires disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 is not expected to have a significant impact on these financial statements.

Note 9 - SUBSEQUENT EVENT:

On May 1, 2009 the Board of Trustees declared a quarterly dividend of $0.100 per common share. This dividend was payable on May 29, 2009 to shareholders of record on May 15, 2009.

On May 11, 2009, the Fund announced that its Board of Trustees had approved a 1-for-5 reverse share split of the Fund's common shares which was completed on June 5, 2009.

On June 17, 2009, the Fund's Board of Trustees approved the termination of Dreman Value Management's ("DVM") investment sub-advisory agreement with the Fund. The sub-advisory agreement shall no longer be in effect as of close of business on August 17, 2009 or upon such earlier date as DVM may waive the requirements of notice. On this same date, the Board of Trustees of the Fund approved the appointment of a new investment sub-adviser to the Fund, Manning & Napier Advisors, Inc. ("Manning & Napier"). Pursuant to this change, Manning & Napier has entered into an interim investment sub-advisory agreement with Claymore Advisors, LLC, the Fund's investment adviser and the Fund. In addition, Claymore announced that the Fund's name will change to Claymore Dividend & Income Fund. The Fund's NYSE ticker symbol will not change. The Fund's Board of Trustees also approved a change to a non-fundamental investment policy of the Fund to increase the percentage of the Fund's total assets that may be invested in U.S. dollar-denominated securities of foreign issuers from 20% to 40%.

20 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund

Supplemental Information | (unaudited)

TRUSTEES

The Trustees of the Claymore Dividend & Income Fund and their principal occupations during the past five years:


NAME, ADDRESS*,       TERM OF                                                           NUMBER OF
YEAR OF               OFFICE**       PRINCIPAL OCCUPATIONS DURING                       PORTFOLIOS IN THE
BIRTH AND POSITION(S) AND LENGTH OF  THE PAST FIVE YEARS AND                            FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT  TIME SERVED    OTHER AFFILIATIONS                                 OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Crandall   Since 2004     Managing Partner of Aspen Partners, LLC since 2003,         1           Chairman, Novell, Inc.,
Year of birth: 1944                  Founding Co-Partner of Arbor Venture                                    and Pelstar, LLC;
Trustee                              Partners, LLC since 2000, and Chairman of                               Director, Diebold,
                                     Enterprise Software Roundtable since 1994.                              Inc., and iTRACS Corp.
                                     Formerly, Director and Special Advisor of
                                     GIGA Information Group (1995-2003) and
                                     Chairman of GIGA Information Group
                                     (2002-2003), Founder and ex-Chairman and CEO
                                     of Comshare, Inc. (1966-1994).
------------------------------------------------------------------------------------------------------------------------------------
Roman Friedrich III   Since 2004     Founder of Roman Friedrich & Company, which                  1          Director, StrataGold
Year of birth: 1946                  specializes in the provision of financial advisory                      Corp.; and GFM
Trustee                              services to corporations in the resource sector.                        Resources Ltd.
                                     Previously, Managing Director at TD Securities.
                                     Managing Director Lancaster Financial Ltd.; Wood
                                     Gundy; Burns Fry Ltd.; President, Chase
                                     Manhattan Bank (Canada) Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg      Since 2004     Partner of Nyberg & Cassioppi, LLC, a law firm              47          None
Year of birth: 1953                  specializing in corporate law, estate planning and
Trustee                              business transactions from 2000-present. Formerly,
                                     Executive Vice President, General Counsel and
                                     Corporate Secretary of Van Kampen Investments
                                     (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr. Since 2004     Formerly, Vice President, Manager and Portfolio             44          None
Year of birth: 1958                  Manager of Nuveen Asset Management (1998-1999),
Trustee                              Vice President of Nuveen Investment Advisory Corp.
                                     (1992-1999), Vice President and Manager of Nuveen
                                     Unit Investment Trusts (1991-1999), and Assistant
                                     Vice President and Portfolio Manager of Nuveen
                                     Unit Investment Trusts (1988-1999), each of John
                                     Nuveen & Company, Inc. (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
David N. Dreman+      Since 2004    Founder, Chairman and Chief Investment Officer of              1        Trustee, The Institute
Harborside Financial                Dreman Value Management, LLC, an investment                             of Behavioral Finance,
Center                              advisory firm with approximately $6.3 billion                           Jazz Aspen, and
Plaza 10, Suite 800                 under management, in various mutual funds                               University of Manitoba.
Jersey City, NJ 07311-4037          including several branded under the
Trustee                             Scudder-Dreman name; annuity products;
                                    institutional accounts, including pension,
                                    foundation and endowment funds; and SMAs for high
                                    net-worth individuals. Author of several books
                                    including Contrarian Investment Strategies: The
                                    Next Generation and Psychology and the Stock
                                    Market. Forbes columnist for 25 years and
                                    co-editor of the academic journal, The Journal of
                                    Behavioral Finance.
------------------------------------------------------------------------------------------------------------------------------------
David C. Hooten++     Since 2008    Chairman of the Board of Directors and Chief                   1        None
Year of birth: 1962                 Executive Officer (2001-present) of Claymore Group,
Trustee                             Inc. and its predecessor Companies.
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Friedrich and Nyberg, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of the shareholders. -Messrs. Dreman and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of the shareholders.
     -Messrs. Crandall and Hooten, as Class III Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

+ Mr. Dreman is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Dreman Value Management, LLC, the Fund's Investment Manager.

++ Mr. Hooten is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Adviser and certain of its affiliates.

                                         SemiAnnual Report | April 30, 2009 | 21

DCS | Claymore Dividend & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS

The officers of the Claymore Dividend & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND                TERM OF OFFICE** AND           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT                 LENGTH OF TIME SERVED          AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                                Since 2008                     Senior Managing Director and Chief Investment
Year of birth: 1955                                                             Officer of Claymore Advisors, LLC and Claymore
Chief Executive Officer                                                         Securities Inc. (2008-Present). Formerly, Managing
                                                                                Director of Research, Nuveen Asset Management
                                                                                (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                                   Since 2008                     Senior Managing Director and General Counsel of
Year of birth: 1959                                                             Claymore Advisors, LLC and Claymore Group, Inc.
Chief Legal Officer                                                             (2007-present). Formerly, Associate
                                                                                General Counsel and Assistant Corporate Secretary of
                                                                                NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                                   Since 2004                     Senior Managing Director of Claymore Advisors, LLC
Year of birth: 1964                                                             and Claymore Securities, Inc. (2005-present).
Chief Accounting Officer,                                                       Formerly, Chief Financial Officer of Claymore
Chief Financial Officer                                                         Group Inc. (2005-2006); Managing Director of
and Treasurer                                                                   Claymore Advisors, LLC and Claymore Securities, Inc.
                                                                                (2003-2005). Treasurer of Henderson Global Funds and
                                                                                Operations Manager for Henderson Global Investors
                                                                                (NA) Inc., (2002-2003). Managing Director,
                                                                                FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                                     Since 2006                      Vice President, Fund Compliance Officer of Claymore
Year of birth: 1957                                                             Advisors, LLC (2006 to present). Chief Compliance
Chief Compliance Officer                                                        Officer/Assistant Secretary of Harris
                                                                                Investment Management, Inc. (2003-2006). Director-
                                                                                Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
E. Clifton Hoover                               Since 2006                      Co-Chief Investment Officer and Managing Director
Year of birth: 1957                                                             of Dreman Value Management, LLC (2006 to present).
Vice President                                                                  Managing Director and Portfolio Manager of NFJ
                                                                                Investment Group (1997-2006).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                               Since 2006                      Vice President and Assistant General Counsel of
Year of Birth: 1978                                                             Claymore Group Inc. (2005-present). Secretary of
Assistant Secretary                                                             certain funds in the Fund Complex; Formerly,
                                                                                Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                               Since 2008                      Assistant Vice President; Assistant General Counsel
Year of birth: 1978                                                             of Claymore Securities, Inc. (2007-present).
Assistant Secretary                                                             Secretary of certain funds in the Fund Complex.
                                                                                Previously, Law Clerk, Idaho State Courts
                                                                                (2003-2006).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

22 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

                                         SemiAnnual Report | April 30, 2009 | 23

DCS | Claymore Dividend & Income Fund

Investment Advisory
AGREEMENT AND SUBADVISORY AGREEMENT APPROVALS | (unaudited)

On January 15, 2009, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees"), of Claymore Dividend & Income Fund (formerly Dreman/Claymore Dividend & Income Fund, the "Fund") met to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the subadvisory agreement ("Subadvisory Agreement") among the Adviser, the Fund and Dreman Value Management, LLC ("Sub-Adviser"). (The Investment Advisory Agreement and the Subadvisory Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for their review, the Committee members communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Sub-Adviser provided extensive information in response to that request as well as to a follow-up request for supplemental information. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance program of the Adviser and the Sub-Adviser. As a part of its analysis, the Committee considered other options available to the Fund, given its reduced asset size and recent investment performance history, including a proposal to reorient the Fund's investment strategy.

Based upon their review, the Committee concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements and, accordingly, recommend to the Board of Trustees the renewal of each Advisory Agreement. The Board subsequently approved the renewal of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund's assets to the Sub-Adviser. The Board considered the Adviserresponsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board also considered the secondary market support services provided by the Adviser to the Fund and the Adviser's collaboration with the Sub-Adviser on the Fund's use of leverage and in evaluating the Fund's distribution rate. The Board considered the experience and qualifications of the Adviser's personnel, including those personnel providing compliance oversight and oversight of the Sub-Adviser's portfolio management process. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund's investment parameters as described in its prospectus and statement of additional information. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund's investment performance by reviewing the Fund's total return on a net asset value and market price basis for the three month, six month, one year, three year and since inception (January 27, 2004) periods ended October 31, 2008 and compared it to comparable performance of a peer group of closed-end funds (defined as funds that invest a majority of assets in dividend paying equity securities and that may have a specific goal of paying qualified dividend income) and to relevant benchmark indices for the same time periods. The Board considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. As described below, the Board also considered the joint recommendation of the Adviser and the Sub-Adviser to reorient the Fund's investment strategy in light of market conditions and the Fund's recent underperformance.

The Board considered the Fund's advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio. The Board also considered that the Adviser and the Sub-Adviser had proposed to implement an advisory fee waiver of eight basis points for a period of two years, with the proposed fee reduction being allocated entirely to the fees received by the Sub-Adviser from the Adviser under the Subadvisory Agreement (the "Fee Waiver"). The Board compared the fees and estimated expense ratios of the Fund based upon various levels of asset growth to a peer group of other closed-end funds based upon the proposed reorientation of the investment strategy.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurs in providing the services to the Fund, including paying the subadvisory fee to the Sub-Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the constraints on its capital structure, the Board does not anticipate significant economies of scale in the coming year.

The Board considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue.

SUBADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience, reputation and skills of the Sub-Adviser's portfolio management and other key personnel. The Board concluded that the Sub-Adviser had personnel qualified to provide the services under the Subadvisory Agreement. In addition, the Board noted that the Sub-Adviser had managed the Fund's portfolio in compliance with the Fund's investment requirements and was addressing issues raised in connection with its compliance program.

In considering investment performance, the Board considered, in addition to the Sub-Adviser's efforts in pursuing the Fund's primary objective, the Sub-Adviser's efforts in pursuing the secondary objective of capital appreciation. The Board considered the Fund's total return, both on a net asset value basis and market price basis, over various periods. The Board also considered current market conditions and their impact on the Fund holdings. The Board noted the Fund's underperformance relative to its peers and market indices for periods ended October 31, 2008. The Board considered the Sub-Adviser's representation that recent

24 | SemiAnnual Report | April 30, 2009

DCS | Claymore Dividend & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

underperformance was primarily due to the severe impact of the current financial crisis on the Fund's significant holdings of securities in the financial services and energy sectors and the negative impact of the Fund's leverage. The Board considered that, in response to market conditions and the Fund's underperformance, the Adviser and Sub-Adviser were recommending that the Fund reorient its investment strategies to emphasize investing in undervalued equity securities, so as to better position the Fund to provide value to shareholders utilizing the Sub-Adviser's traditional contrarian investment style and to benefit from any market recovery. In evaluating this recommendation, the Board considered the Sub-Adviser's successful long-term performance record produced by its contrarian value investment philosophy, which historically has produced superior investment returns following periods of financial crisis. Based upon these and other factors, the Board concluded that the Sub-Adviser is capable of implementing the Fund's proposed modified investment strategy, given the Sub-Adviser's contrarian style of investing and long-term track record.

The Board reviewed the subadvisory fee to be paid by the Adviser to the Sub-Adviser, including the proposed implementation of the Fee Waiver.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received from its advisory business as a whole and considered the Sub-Adviser's statement that it does not allocate its costs among client accounts and that the Fund requires significantly more work than its other clients and, accordingly, is less profitable than these other clients.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the constraints on its capital structure, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser's use of soft dollars and the Sub-Adviser's other business relationships with the Adviser.

OVERALL CONCLUSIONS

After considering options available to address the current investment underperformance, the Board determined that the continuation of the Advisory Agreements, with the proposed reorientation of investment strategy and the Fee Waiver, was in the best interests of the Fund. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits available to the Adviser and Sub-Adviser.

                                         SemiAnnual Report | April 30, 2009 | 25

DCS | Claymore Dividend & Income Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Richard L. Crandall

David N. Dreman*

Roman Friedrich III,
Chairman

David C. Hooten*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

OFFICERS

J.Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

E. Clifton Hoover
Vice President

Mark E. Mathiasen
Assistant Secretary

Melissa J. Nguyen
Assistant Secretary

INVESTMENT MANAGER*

Dreman Value Management, LLC
Aspen, Colorado

INVESTMENT ADVISER AND
ADMINISTRATOR

Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon
New York, New York

PREFERRED STOCK -
DIVIDEND PAYING AGENT

The Bank of New York Mellon
New York, New York

LEGAL COUNSEL

Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, Illinois

* The Fund's Board of Trustees approved the termination of Dreman Value Management's investment sub-advisory agreement with the Fund. See Note 9 on page 20 for more details.

PRIVACY PRINCIPLES OF CLAYMORE DIVIDEND & INCOME FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE DIVIDEND & INCOME FUND?

   o If your shares are held in a Brokerage Account, contact your Broker.

   o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:
   The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286
   (866) 488-3559

This report is sent to shareholders of Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866)392-3004, by visiting Claymore's website at www.claymore.com/dcs or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com/dcs. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

                                         SemiAnnual Report | April 30, 2009 | 27

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC

(06/09)

             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

artwork: DCS LISTED NYSE(R)

DCS-SAR-0409

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable for a semi-annual reporting period.

(b) On June 17, 2009, the registrant announced that its Board of Trustees had approved the appointment of a new investment sub-adviser, Manning & Napier Advisors, Inc. ("Manning & Napier"), and provided notice of termination to Dreman Value Management, LLC as investment sub-adviser to the registrant. Manning & Napier's Senior Research Group establishes the broad investment guidelines used in the management of the registrant's investment portfolio. A designated research team (the "Research Team") implements those guidelines as well as monitors the registrant's investment portfolio. The Research Team identifies stocks for inclusion in the registrant's investment portfolio in line with the Senior Research Group's guidelines. No specific member of the Research Team is required to approve security purchases and sales. The members of the Research Team are as follows

  -------------------------------- ---------------- -----------------------------------------------------------------
  NAME                                  SINCE                           PROFESSIONAL EXPERIENCE
  -------------------------------- ---------------- -----------------------------------------------------------------
  Christian A. Andreach,                2009        Mr. Andreach joined Manning & Napier in 1999 and has been a
  Managing Director - Consumer                      member of the Senior Research group since 2002.

  Jack W. Bauer, Managing               2009        Mr. Bauer joined Manning & Napier in 1990 and has been a member
  Director - Fixed Income                           of the Senior Research Group since 1992.

  Jeffrey S. Coons, Co-Director         2009        Mr. Coons rejoined Manning  & Napier in 1993 and has been a
  of Research, Managing Director -                  member of the Senior Research Group since 1993. Mr. Coons is a
  Quantitative Strategies,                          member of the Fund's Research Team.
  Executive Group Member

  Jeffrey Donlon, Managing              2009        Mr. Donlon joined Manning & Napier in 1998 and has been a
  Director - Technology                             member of the Senior Research Group since 2004.

  Brian Gambill, Managing               2009        Mr. Gambill joined Manning & Napier in 1997 and has been a
  Director - Capital Goods                          member of the Senior Research Group since 2002.

  Jeffrey Herrmann, Co-Director         2009        Mr. Herrmann joined Manning & Napier in 1986 and has been a
  of Research, Managing Director -                  member of the Senior Research Group since 1992.
  Themes and Overviews,
  Executive Group Member

  Brian Lester, Managing                2009        Mr. Lester joined Manning & Napier in 1998 and has been
  Director - Life Sciences                          a member of the Senior Research Group since 2009.

  Michael Magiera, Managing             2009        Mr. Magiera joined Manning & Napier in 1988 and has been
  Director - Real Estate                            a member of the Senior Research Group since 1992.

  Christopher Petrosino, Senior         2009        Mr. Petrosino joined Manning & Napier in 2001. Mr.
  Analyst - Quantitative                            Petrosino is a member of the Fund's Research Team.
  Strategies Group

  Marc D. Tommasi, Managing             2009        Mr. Tommasi joined Manning & Napier in 1986 and has been a
  Director - Global Strategies                      member of the Senior Research Group since 1992.

  Virge Trotter, Managing               2009        Mr. Trotter joined Manning & Napier in 1997 and has been
  Director - Services                               a member of the Senior Research Group since 2009.
  -------------------------------- ---------------- -----------------------------------------------------------------

Other accounts managed. Manning & Napier does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Research Team as of May 31, 2009:

-------------------------------------------------- ------------------------------ --------------------------------------
NAME                                                    NUMBER OF ACCOUNTS                    TOTAL ASSETS
-------------------------------------------------- ------------------------------ --------------------------------------
MUTUAL FUNDS: (Manning & Napier Fund, Inc.(1))                    25                         $ 4,397,670,849
-------------------------------------------------- ------------------------------ --------------------------------------
COLLECTIVE INVESTMENT TRUST FUNDS ("CIT"):                        19                         $ 1,662,347,654
-------------------------------------------------- ------------------------------ --------------------------------------
SEPARATE ACCOUNTS:                                             8,254                         $13,055,160,069
-------------------------------------------------- ------------------------------ --------------------------------------

Conflicts of Interest. Manning & Napier does not see any current or foreseeable conflicts of interest related to this account at this time. All freely traded accounts are blocked together, with a computer-generated randomizer used to determine the sequence in which orders are filled.

Compensation Structure. Each analyst on the Research Team earns a base salary and is eligible for a bonus. Bonuses are based on either recommended securities' performance or the overall performance of the investment portfolio relative to stated benchmarks, and can represent the bulk of compensation over time. Performance-based bonuses are generally calculated over rolling one, two and three year periods with benchmarks relevant to the mandate (e.g., S&P 500 Index for US Equity portfolios, Barclays Aggregate Index for US Fixed Income portfolios) used as hurdles to establish a bonus rate. All members of the research team are also eligible to receive equity ownership in the firm, based on their individual performance, tenure and leadership.



---------------
(1) The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, Inc. ("MNA"). Manning & Napier Investor Services, Inc., an affiliate of MNA, is the distributor of the Fund shares.

Securities ownership. As of 5/31/2009, there are no members of the Research Team who are invested in the Claymore Dividend & Income Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not Applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Dividend & Income Fund
             -------------------------------------------------------------------

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    July 9, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    July 9, 2009

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    July 9, 2009